------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d)of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2005
                                                 -----------------------------

                       ProFutures Diversified Fund, L.P.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                       0-16898                      75-2197831
-------------------------------------------------------------------------------
(State or other              (Commission File               (I.R.S. Employer
jurisdiction of                   Number)                  Identification No.)
 incorporation)



      ProFutures, Inc. 11719 Bee Cave Road Suite 200 Austin, Texas    78738
-------------------------------------------------------------------------------
                  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (800) 348-3601
                                                    ---------------------------


------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

(a) On November 1, 2005, the Board of Directors of ProFutures, Inc. (the "Company"), General Partner of ProFutures Diversified Fund, L.P., (the "Fund"), dismissed Arthur F. Bell, Jr. & Associates, L.L.C. ("AFB") as the registered public accounting firm for the Fund.

                  The reports of AFB on the Fund's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainties, audit scope or accounting principles.

                  During the Fund's two most recent fiscal years and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, the Company has had no disagreements with AFB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AFB, would have caused it to make reference to the subject matter thereof in its report on the financial statements of the Fund for such periods. There were no other reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the two most recent fiscal years and through the date of this Form 8-K.

                  The Company, on behalf of the Fund, has requested that AFB furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated November 7, 2005, is filed as an Exhibit to this Form 8-K.

(b) On November 1, 2005, the Board of Directors of the Company approved the engagement of KBA Group LLP ("KBA") as the registered public accounting firm for the Fund. During the Fund's two most recent fiscal years and the interim period prior to engaging KBA, the Company has not consulted KBA on behalf of the Fund with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

(c)               Exhibits

                  Letter of AFB dated November 7, 2005 regarding the disclosure contained in Item 4.01 of this report on Form 8-K.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ProFutures Diversified Fund, L.P.
                                    ---------------------------------
                                                (Registrant)

                                    By:  ProFutures, Inc., General Partner


                                    /s/ Gary D. Halbert
Date:  November 7, 2005             --------------------------------------
                                                (Signature)*
                                        Gary D. Halbert
                                        President




*Print name and title of the signing officer under his signature.

                                 Exhibit Index
                                 -------------

Exhibit No.
-----------

16.1 Letter of AFB dated November 7, 2005 regarding the disclosure contained in Item 4.01 of this report on Form 8-K.